UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

National Energy Group, Inc.
(Exact name of registrant as specified in its charter)

(Exact name of Registrant as specified in its charter)
DELAWARE (State of incorporation or organization)	0-19136 (Commission file number)	58-1922764 (I.R.S. employer identification number)
1400 ONE ENERGY SQUARE 4925 GREENVILLE AVENUE DALLAS, TEXAS (Address of principal executive offices)		75206 (Zip code)

Registrant’s telephone number, including area code: (214) 692-9211
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Result of Operations and Financial Condition.

On November 13, 2007, National Energy Group, Inc. (the “Company”) issued a press release reporting its financial results for the third quarter ended September 30, 2007.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Company’s website at www.negx.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Exchange Act.

Exhibit Number	Description

99.1	Press release dated November 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.

Date: November 13, 2007	By:	/s/ BOB G. ALEXANDER
Name: Bob G. Alexander Title: President, Chief Executive Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated November 13, 2007.